UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): July 30, 2004
GRANT LIFE SCIENCES, INC.
(Exact name of registrant as specified in charter)

Nevada	000-50133	82-0490737
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5511 Capital Center Drive, Suite 224, Raleigh, NC	27606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 852-4482

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 30, 2004, Grant Life Sciences, Inc. (the “Company”, “we” or “us”) completed the merger contemplated by the merger agreement (the “Merger Agreement”), dated July 6, 2004, by and among the Company, Impact Diagnostics, Inc., a privately held Utah corporation (“Impact Diagnostics”), and Impact Acquisition Corporation (“Impact Acquisition”), a Utah corporation and wholly owned subsidiary of the Company.  Pursuant to the terms of the Merger Agreement, Impact Acquisition was merged into Impact Diagnostics (the “Merger”).  As a result of the Merger, Impact Diagnostics is now a wholly owned subsidiary of the Company and the Company now, indirectly through Impact Diagnostics, owns all of the assets of Impact Diagnostics.

Impact Diagnostics plans to develop products to improve the efficiency of diagnosing cervical cancer, including a sensitive, reliable, non-invasive test, which is expected to cost less than other tests currently used.

This report on Form 8-K/A amends the Company’s Current Report on Form 8-K dated August 6, 2004 and the Current Report on Form 8-K/A dated September 2, 2004 to include updated financial statements, pro forma financial information in a revised format, and audited financial statements of Impact Diagnostics for the years ending December 31, 2003 and December 31, 2002.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. See Exhibit 99.1 (unaudited financial statements of Impact Diagnostics, Inc. for the six month periods ending June 30, 2004 and June 30, 2003) and Exhibit 99.3 (audited financial statements of Impact Diagnostics, Inc. for the years ending December 31, 2003 and December 31, 2002).

(b)	Pro Forma Financial Information. See Exhibit 99.2 (unaudited pro forma combined financial statements of Grant Life Sciences, Inc. and Impact Diagnostics, Inc.)

(c)	Exhibits.

Exhibit Number	Description

99.1	Unaudited financial statements of Impact Diagnostics, Inc. for the six months ending June 30, 2004 and June 30, 2003.

99.2	Unaudited pro forma combined financial statements of Grant Life Sciences, Inc. and Impact Diagnostics, Inc.

99.3	Audited financial statements of Impact Diagnostics, Inc. for the years ending December 31, 2003 and December 31, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANT VENTURES, INC.

Date: January 25, 2004	By:	/s/ Stan Yakatan
Name: Stan Yakatan
Title: President and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Unaudited financial statements of Impact Diagnostics, Inc. for the six months ending June 30, 2004 and June 30, 2003.

99.2	Unaudited pro forma combined financial statements of Grant Life Sciences, Inc. and Impact Diagnostics, Inc.

99.3	Audited financial statements of Impact Diagnostics, Inc. for the years ending December 31, 2003 and December 31,2002

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